UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

February 10, 2009

NEVADA GOLD & CASINOS, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-15517	88-0142032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Briar Hollow Lane, Suite 500W Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 621-2245
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Election of Directors.

On February 10, 2009, Nevada Gold & Casinos, Inc. (the “Company”) announced the appointment of Frank Catania to the Company’s Board of Directors effective immediately.  Mr. Catania will also serve on the Audit and Corporate Governance Committees of the Board of Directors.  He has over 30 years of gaming and legal experience and is currently a principal of Catania Consulting Group, which specializes in providing gaming expertise to both the public and private sectors.  Mr. Catania is also of counsel at Law Offices of Catania & Associates, LLC and serves on the board of directors of Empire Resorts, Inc. (NASDAQ: NYNY) and eCOGRA.  Mr. Catania was previously the director of New Jersey’s Division of Gaming Enforcement.

Reference is made to the press release issued by the Company incorporated herein by reference as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

99.1	Press Release dated February 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

NEVADA GOLD & CASINOS, INC.

Date: February 10, 2009	By:	/s/ Ernest E. East
Ernest E. East
Senior Vice President

INDEX TO EXHIBITS

Item	Exhibit

99.1	Press Release dated February 10, 2009